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                                                                  EXHIBIT 10.5.4

                 THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT ("THIRD AMENDMENT") dated as of December 19, 1994, is entered into by and among Jones Intercable, Inc., a Colorado corporation ("BORROWER"), the lenders named on the signature pages of this Third Amendment (herein referred to individually as a "LENDER" and collectively as "LENDERS"), Barclays Bank PLC, CoreStates Bank, N.A. and The Bank of Nova Scotia, as Lenders and as co-agents (in such capacity, "CO-AGENTS"), and NationsBank of Texas, N.A., as a Lender and as managing agent for itself and the other Lenders (in such capacity, "MANAGING AGENT").

                                   RECITALS:

     A. Borrower, Lenders, Co-Agents and Managing Agent are parties to a certain Credit Agreement (as amended, herein so called) dated as of December 8, 1992, as amended by First Amendment and Waiver to Credit Agreement dated as of January 22, 1993, and as further amended by Second Amendment to Credit Agreement dated as of November 30, 1994. Capitalized terms in this Third Amendment which are not otherwise defined in this Third Amendment shall have the meaning ascribed thereto in the Credit Agreement. All references to "Sections" herein are references to Sections of the Credit Agreement.

     B. Borrower has entered into an Exchange Agreement and Plan of Reorganization and Liquidation dated as of May 31, 1994, as amended by that certain Amendment to Exchange Agreement and Plan of Reorganization and Liquidation dated as of October 20, 1994 (as amended, the "SPACELINK AGREEMENT"), with Jones Spacelink, Ltd. ("SPACELINK"), whereby Borrower has agreed to acquire substantially all of the assets and assume all of the liabilities of Spacelink in exchange for Borrower's issuance to Spacelink of 3,900,000 shares of Borrower's Class A Common Stock.

     C. Borrower has entered into an Stock Purchase Agreement dated as of May 31, 1994, as amended by that certain Amendment No. 1 to Stock Purchase Agreement dated as of October 20, 1994 (as amended, the "BCI STOCK PURCHASE AGREEMENT"), with Bell Canada International Inc. ("BCI"), whereby (i) Borrower has agreed to issue up to 7,414,300 shares of its Class A Stock in exchange for the payment by BCI of $27.50 per share and (ii) BCI has agreed to invest in the future up to an additional $141,106,750 for shares of Class A Stock of Borrower to maintain its 30% ownership interest in Borrower in the event of future equity offerings by Borrower.

     D. Borrower has requested that, pursuant to SECTION 11.11, Lenders amend the Credit Agreement to the extent specifically described herein.

     NOW, THEREFORE, in consideration of the premises, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:
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     1. Lenders hereby consent to Borrower entering into the Spacelink Agreement upon the terms stated herein and hereby waive any violations of SECTIONS 7.15 (Transactions with Affiliates) and 7.22 (Loans, Advances, and Investments) that may occur by reason thereof.

     2. SECTION 1 of the Credit Agreement is hereby amended by adding new definitions, as follows:

          BCI means Bell Canada International Inc.

          BCI AGREEMENTS means (a) the Supply and Services Agreement between Borrower and BCI, whereby (i) BCI will provide Borrower with access to the expert advice of personnel from BCI and BCI's Affiliates, (ii) Borrower will give BCI and its Affiliates the first opportunity to supply services, compatible network equipment and systems to Borrower on competitive terms and conditions, and (iii) Borrower will pay to BCI an annual fee of $2,000,000, and (b) the Second Agreement between Borrower and BCI, whereby
     (i) BCI will provide to Borrower certain personnel and (ii) Borrower will pay certain employment costs incurred by BCI in connection with such personnel.

     3. The definition of "PARTNERSHIP" in SECTION 1 of the Credit Agreement is hereby amended to read as follows:

          PARTNERSHIP means any domestic cable partnership in which Borrower, any Subsidiary of Borrower or any Affiliate of Borrower is the general or managing partner and any joint venture of which any such partnership or Borrower is a general or managing partner.

     4. SUBSECTION (a) OF SECTION 7.13 of the Credit Agreement is amended to read as follows:

          (a) Debt existing on the Closing Date and described on Schedule 7.13(a), and Debt existing on December 19, 1994, and described on Supplemental Schedule 7.13(a).

     5. SUBSECTION (a) OF SECTION 7.14 of the Credit Agreement is amended to read as follows:

          (a) The existing Liens described on SCHEDULE 7.14 hereto and Liens existing on December 19, 1994, and described on Supplemental Schedule 7.14, together with renewals and extensions of any of the foregoing but not increases in the principal debt secured thereby.

     6. SUBSECTION (a) OF SECTION 7.14 of the Credit Agreement is amended to read as follows:

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          (a) loans and investments existing on the Closing Date and listed on
     SCHEDULE 7.22 hereto and loans and investments existing on December 19, 1994, and listed on Supplemental Schedule 7.22 (including any extensions or renewals of any of the foregoing);

     7. SECTION 7.15 of the Credit Agreement is amended so that the word "and," which follows the semi-colon in SUBPARAGRAPH (b) is deleted, the period at the end of SUBPARAGRAPH (c) is deleted and replaced by a semi-colon, followed by the word "and," and a new SUBPARAGRAPH (d) is added, which Subparagraph shall read as follows:

          (d) The BCI Agreements and any transactions between Borrower and BCI or an Affiliate of BCI contemplated therein.

     8. Pursuant to the Spacelink Agreement, Jones Spacelink of Hawaii, Inc. ("HAWAII") will become a Cable Subsidiary, and Jones Spacelink Funds, Inc. and Jones Spacelink Cable Corporation will become Management Subsidiaries (collectively, the "SPACELINK SUBSIDIARIES"). Lenders hereby waive the provisions of SECTION 7.17 that require that (a) within 10 days after the Spacelink Subsidiaries become Subsidiaries, Borrower deliver stock certificates to Managing Agent, to be held pursuant to the Pledge Agreement, evidencing Borrower's ownership interest in the Spacelink Subsidiaries and (b) Borrower cause the Spacelink Subsidiaries to execute and deliver Security Agreements (and in the case of Hawaii, a Guaranty) to Managing Agent, in each case within 10 days after becoming a Cable Subsidiary or Management Subsidiary, as applicable, and hereby extend the time for execution and delivery of items set forth in ITEMS (a) and (b) above to a date no later than 60 days after the Third Amendment Effective Date. In addition, Borrower agrees to cause the Spacelink Subsidiaries to execute and deliver such other assignments, certificates, supplemental documents and financing statements and do all other acts or things as Managing Agent may reasonably request in order to more fully create, evidence and perfect the Liens on the assets of the Spacelink Subsidiaries of a type described in the Subsidiary Security Agreement.

     9. The Schedules to the Credit Agreement are hereby amended and supplemented as set forth on the attached Schedules.

     10. This Third Amendment to Credit Agreement shall become effective as of the date on which (the "THIRD AMENDMENT EFFECTIVE DATE") the Managing Agent, on behalf of the Lenders, shall have received the following:

          (a) Executed counterparts of this Third Amendment from the Borrower, the Cable Subsidiaries, the Management Subsidiary and Determining Lenders (or copies of such executed counterparts by facsimile).

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          (b) A copy of the executed Spacelink Agreement, together with all material amendments thereto, certified as correct and complete by an officer of Borrower.

          (c) A copy of the executed BCI Stock Purchase Agreement, together with all material amendments thereto, certified as correct and complete by an officer of Borrower.

          (d) Evidence satisfactory to Managing Agent of the closing of the transactions contemplated by the Spacelink Agreement upon the terms of such agreement.

          (e) Evidence satisfactory to Managing Agent of the closing of the transactions contemplated by the BCI Stock Purchase Agreement upon the terms of such agreement.

          (f) Evidence satisfactory to Managing Agent of the repayment in full of all principal debt and other amounts payable under (i) the Revolving Credit Agreement dated as of April 13, 1993, as amended, among Spacelink, the lenders referred to therein, Royal Bank of Canada and Banque Paribas, as Co-Agents, and Mellon Bank, N.A., as Agent and (ii) the Term Loan Agreement dated as of April 13, 1993, as amended, between Spacelink and Mellon Bank, N.A., and the cancellation of all commitments under such facilities.

     11. As a material inducement to Managing Agent and Lenders to execute and deliver this Third Amendment, Borrower hereby represents and warrants that, as of the Third Amendment Effective Date and after giving effect to the transactions contemplated by the Spacelink Agreement and the BCI Agreement: (a) all of the representations and warranties set forth or referred to in the Credit Agreement and the other Loan Papers are true and correct on the date hereof in all respects, as though made on the date hereof; and (b) except as set forth herein, no Default or Potential Default exists on the date hereof.

     12. Except as specifically provided herein, all terms, provisions and conditions of the Credit Agreement, the other Loan Papers and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. On and after the Third Amendment Effective Date, any reference to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended by this Third Amendment.

     13. This Third Amendment may be executed in any number of identical counterparts and by different parties hereto in separate counterparts, each of which counterparts when so executed and delivered shall for all purposes be deemed an original and all of which constitute, collectively, one agreement, but in making proof of this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart.

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     14. THIS THIRD AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     15. This Third Amendment is one of the "Loan Documents" referred to in the Credit Agreement, and the provisions relating to Loan Documents set forth in the Credit Agreement are incorporated herein by reference the same as if set forth herein verbatim. Any failure by Borrower to fully perform and comply with the provisions of this Third Amendment shall constitute a Default under the Credit Agreement.

     16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]

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     EXECUTED to be effective as of the day and year first mentioned.

                                            JONES INTERCABLE, INC.,
                                            as Borrower

                                            By           /s/  J. ROY POTTLE
                                            (Name)          J. Roy Pottle
                                            (Title)          Treasurer

                                            NATIONSBANK OF TEXAS, N.A.,
                                            as Managing Agent and a Lender

                                            By        /s/  DOUGLAS E. ROPER
                                            (Name)       Douglas E. Roper
                                            (Title)        Senior Vice
                                            President

                                            BARCLAYS BANK PLC,
                                            as Co-Agent and a Lender

                                            By         /s/  ANDREW M. WYNN
                                            (Name)         Andrew M. Wynn
                                            (Title)         Director

                                            By         /s/  CRAIG J. LEWIS
                                            (Name)        Craig J. Lewis
                                            (Title)         Associate

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                                            CORESTATES BANK, N.A.,
                                            as Co-Agent and a Lender

                                            By        /s/  PHILIP D. HARRISON
                                            (Name)       Philip D. Harrison
                                            (Title)      Commercial Officer

                                            THE BANK OF NOVA SCOTIA,
                                            as Co-Agent and a Lender

                                            By          /s/  [Illegible]
                                            (Name)         [Illegible]
                                            (Title)

                                            MELLON BANK, N.A.,
                                            as a Lender

                                            By        /s/  MICHAEL P. HRYCENKO
                                            (Name)       Michael P. Hrycenko
                                            (Title)        Assistant Vice
                                            President

                                            SOCIETE GENERALE,
                                            as a Lender

                                            By           /s/  MARK VIGIL
                                            (Name)          Mark Vigil
                                            (Title)        Vice President

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                                            PNC BANK, NATIONAL ASSOCIATION
                                            (SUCCESSOR BY MERGER TO
                                            PROVIDENT NATIONAL BANK),
                                            as a Lender

                                            By         /s/  THOMAS P. CARDEN
                                            (Name)        Thomas P. Carden
                                            (Title)       Vice President

                                            NATIONAL WESTMINSTER BANK USA,
                                            as a Lender

                                            By         /s/  ROSELYN REID
                                            (Name)        Roselyn Reid
                                            (Title)      Vice President

                                            BANQUE PARIBAS,
                                            as a Lender

                                            By            /s/  J. CATE
                                            (Name)           J. Cate
                                            (Title)      Assistant Vice
                                            President

                                            By        /s/  THOMAS G. BRANDT
                                            (Name)       Thomas G. Brandt
                                            (Title)  Assistant Vice President

                                            ROYAL BANK OF CANADA,
                                            as a Lender

                                            By        /s/  MARK D. THORSHEIM
                                            (Name)         Mark D. Thorsheim
                                            (Title)            Manager


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                                            CREDIT LYONNAIS, CAYMAN ISLAND
                                            BRANCH,
                                            as a Lender

                                            By        /s/  JAMES E. MORRIS
                                            (Name)       James E. Morris
                                            (Title)     Authorized Signature

                                            FIRST NATIONAL BANK OF MARYLAND,
                                            as a Lender

                                            By        /s/  JOHN L. BRUCH III
                                            (Name)       John L. Bruch III
                                            (Title)        Vice President

                                            MERIDIAN BANK,
                                            as a Lender

                                            By        /s/  JEFFREY E. HAUSER
                                            (Name)       Jeffrey E. Hauser
                                            (Title)  Assistant Vice President

                                            THE SUMITOMO BANK, LTD.,
                                            CHICAGO BRANCH,
                                            as a Lender

                                            By         /s/  TAKAYA IIDA
                                            (Name)         Takaya Iida
                                            (Title)   Joint General Manager

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                                 ACKNOWLEDGMENT

     As an inducement to Managing Agent and Lenders to execute and deliver this Third Amendment and Waiver to Credit Agreement (the "THIRD AMENDMENT"), the undersigned hereby consent to the foregoing, and agree that the execution and delivery of the Third Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations and liabilities of each of the undersigned under its Guaranty and/or Subsidiary Security Agreement, each dated December 8, 1992, and each executed by the undersigned in favor of Managing Agent, Co-Agents and Lenders, which Guaranty and Subsidiary Security Agreement shall continue in full force and effect. This consent and agreement shall be binding upon the undersigned, and the successors and assigns of each, and shall inure to the benefit of Managing Agent, Co-Agents and Lenders, and their respective successors and assigns.

     EXECUTED to be effective as of December 19, 1994, with the knowledge and intent that Managing Agent, Co-Agents and Lenders relied or shall rely on same in entering into the Third Amendment.

                                            Evergreen Intercable, Inc.
                                            Jones Intercable of San Diego, Inc.
                                            Jones Tri-City Intercable, Inc.
                                            Jones Intercable of Alexandria, Inc.
                                            Jones Cable Corporation

                                            By        /s/  KEVIN P. COYLE
                                            (Name)       Kevin P. Coyle
                                            (Title)        Treasurer

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